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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): November 29, 2004

                             NEW VISUAL CORPORATION
             (Exact name of registrant as specified in its charter)


                                     0-21875
                      -----------------------------------
                            (Commission File Number)


                Utah                                     95-4545704
-------------------------------------        -----------------------------------
    (State or other jurisdiction                       (IRS Employer
         of incorporation)                          Identification No.)


            5920 Friars Road, Suite 104, San Diego, California 92108 (Address of principal executive offices, including Zip Code)


                                 (619) 692-0333
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement

         New Visual Corporation (the "Company") and Adaptive Networks, Inc. ("ANI") have, as of November 26, 2004, amended and restated their Development and License Agreement, dated as of April 17, 2002 (as so amended and restated the "Amended Agreement"). Under the Amended Agreement, the Company has accepted from ANI final delivery of the source code, the intellectual property rights related thereto and other materials related to certain technologies that were to be developed by ANI. Under the original Development and License Agreement entered into by the Company and ANI as of April 17, 2002, the Company acquired a worldwide, perpetual license to ANI's Powerstream technology, which provides the core technology for the Company's semiconductor technologies. The Company contemplates that HelloSoft, Inc. ("HelloSoft"), an independent software developer based in California, will provide certain development work necessary to the completion of the semiconductor chipset. The Company and HelloSoft are parties to a Services Agreement, dated as of March 31, 2004, under which HelloSoft provides continuing development services relating to the Company's semiconductor chipset. The Company disclosed in a current report on Form 8-K that was filed on October 15, 2004 the details of its agreement with HelloSoft. Under the Amended Agreement, the Company and ANI's joint ownership rights will continue with respect to any improvements, developments, discoveries or other inventions that are developed under the agreement with HelloSoft.

         In addition, under the Amended Agreement, ANI has agreed that the first $5 million of royalties payable by the Company to ANI thereunder from proceeds of the sale or license of the semiconductor technologies are to be offset by a credit in the same amount.

         Other than as described above, there is no material relationship between the Company and ANI or HelloSoft and any of their respective affiliates, officers or directors.


ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

     (a) Financial Statements.

                  None.

     (b) Pro Forma Financial Information

                  None.

     (c) Exhibits:

                  None.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 3, 2004                  NEW VISUAL CORPORATION

                                          By: /s/ Brad Ketch
                                              ------------------
                                              Brad Ketch
                                              President and Chief Executive
                                              Officer